UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): June 29, 2015

TransUnion

(Exact name of registrant as specified in its charter)

Delaware	001-37470	61-1678417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 West Adams Street,

Chicago, Illinois

(312) 985-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Major Stockholders’ Agreement

In connection with the completion of the initial public offering (the “Offering”) of its common stock, par value $0.01 per share (the “Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-203110), as amended (the “Registration Statement”), on June 23, 2015, TransUnion (the “Company”) entered into the Amended and Restated Major Stockholders’ Agreement (the “New Major Stockholders’ Agreement”) among the Company, GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P. and SpartanShield Holdings (collectively, the “GS Investors”) and Advent-TransUnion Acquisition Limited Partnership (the “Advent Investor” and, together with the GS Investors, the “Sponsors”), substantially in the form previously filed as Exhibit 10.9 to the Registration Statement.

A copy of the New Major Stockholders’ Agreement is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Affiliates of the Sponsors have various relationships with the Company. For further information concerning the other material relationships between the Company, the Sponsors and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus (the “Prospectus”), dated June 24, 2015, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”).

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2015 Omnibus Incentive Plan

Effective upon the closing of the Offering, the Company’s Board of Directors and its stockholders adopted the TransUnion 2015 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) substantially in the form previously filed as Exhibit 10.21 to the Registration Statement. The Omnibus Incentive Plan provides for the granting of stock options, restricted stock and other stock-based or performance-based awards to key employees, directors or other persons having a service relationship with the Company and its affiliates. For further information regarding the Omnibus Incentive Plan, see “Management—Compensation Arrangements to be Adopted in Connection with This Offering—2015 Omnibus Incentive Plan” in the Prospectus.

A copy of the Omnibus Incentive Plan is attached as Exhibit 10.2 and incorporated herein by reference. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

2015 Employee Stock Purchase Plan

Effective upon the closing of the Offering, the Company’s Board of Directors and its stockholders adopted the TransUnion 2015 Employee Stock Purchase Plan (the “ESPP”) substantially in the form previously filed as Exhibit 10.22 to the Registration Statement. The ESPP provides certain employees of the Company with an opportunity to purchase the Company’s Common Stock through accumulated payroll deductions. For further information regarding the ESPP, see “Management—Compensation Arrangements to be Adopted in Connection with This Offering— Summary of 2015 Employee Stock Purchase Plan” in the Prospectus.

A copy of the ESPP is attached as Exhibit 10.3 and incorporated herein by reference. The above description of the ESPP is not complete and is qualified in its entirety by reference to such exhibit.

Appointment of Gilbert H. Klemann to the Board of Directors

As described in the Registration Statement, Gilbert H. Klemann was appointed as a Class II director of the Company, effective June 24, 2015. The Company expects Mr. Klemann to stand for election at the annual meeting of shareholders in 2017.

Mr. Klemann is a Managing Director in the Merchant Banking Division of Goldman, Sachs & Co., where he focuses on investments in financial services. He joined Goldman, Sachs & Co. in 2001 in the Investment Banking Division, rejoined in 2006 in the Merchant Banking Division and became a Managing Director in 2013. Mr. Klemann also serves as a director on the board of Safe-Guard Products International LLC.

Mr. Klemann will receive no compensation for his services as a director. There are no arrangements or understandings between Mr. Klemann and any other person pursuant to which he was elected as a director. Other than as described above, Mr. Klemann is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K.

Resignation of Rohan Narayan from the Board of Directors

Rohan Narayan has resigned from the board of directors of the Company effective June 24, 2015. Mr. Narayan’s decision is not as a result of any disagreement with the Company’s management or the board of directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated in the Registration Statement, the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) became effective as of June 24, 2015. The Charter, among other things, provides that the Company’s authorized capital stock consists of 1,000,000,000 shares of Common Stock and 100,000,000 shares of preferred stock.

The Company’s bylaws were also amended and restated as of June 24, 2015, as contemplated in the Registration Statement (the “Bylaws”).

The foregoing description of the Charter and Bylaws is only a summary. For further information regarding the foregoing and other provisions of the Charter and the Bylaws, see “Description of Capital Stock” in the Prospectus. The Charter and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and such exhibits are incorporated by reference herein.

Item 8.01	Other Events.

On June 24, 2015, the Company priced its Offering of 29,545,455 shares of Common Stock for cash consideration of $22.50 per share ($21.20625 per share net of underwriting discounts) to a syndicate of underwriters led by joint-book running managers Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. On June 25, 2015, the underwriters exercised their 30-day option in full to purchase an additional 4,431,818 shares of Common Stock. The Offering of 33,977,273 shares (including the additional 4,431,818 shares of Common Stock pursuant to the underwriters’ 30-day option) of Common Stock is expected to settle on June 30, 2015, subject to customary closing conditions, and the Company expects to receive approximately $716.0 million in net proceeds.

On June 25, 2015, the Company issued a press release announcing the pricing of its Offering, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

TRANSUNION
Date: June 29, 2015

	By:	/s/ Mick Forde
	Name:	Mick Forde
	Title:	Vice President

EXHIBIT INDEX

3.1	Second Amended and Restated Certificate of Incorporation of TransUnion (Incorporated by reference to Exhibit 4.1 to TransUnion’s Registration Statement on Form S-8 filed on June 26, 2015)

3.2	Second Amended and Restated Bylaws of TransUnion (Incorporated by reference to Exhibit 4.2 to TransUnion’s Registration Statement on Form S-8 filed on June 26, 2015)

10.1	Amended and Restated Major Stockholders’ Agreement, dated as of June 23, 2015, among TransUnion and the other parties named thereto

10.2	TransUnion 2015 Omnibus Incentive Plan (Incorporated by reference to Exhibit 4.4 to TransUnion’s Registration Statement on Form S-8 filed on June 26, 2015)

10.3	TransUnion 2015 Employee Stock Purchase Plan (Incorporated by reference to Exhibit 4.5 to TransUnion’s Registration Statement on Form S-8 filed on June 26, 2015)

99.1	Press Release dated June 25, 2015 announcing the pricing of the Company’s Offering